GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
GOODWILL AND INTANGIBLE ASSETS
The changes in the carrying value of goodwill by reportable segment for the years ended December 31, 2017 and 2016 are as follows:

	North America	International and Other	Total
Goodwill	$667,056	$379,544	$1,046,600
Accumulated impairment loss	(4,973)	(357,375)	(362,348)
Balance at January 1, 2016	662,083	22,169	684,252
Acquired during the period (see Note 2)	128,110	—	128,110
Foreign currency translation	1,997	(2,015)	(18)
Balance at December 31, 2016	792,190	20,154	812,344
Foreign currency translation	7,739	978	8,717
Balance at December 31, 2017	$799,929	$21,132	$821,061

We had no goodwill impairment charges in 2017 or 2016. In 2015, we recorded goodwill impairment charges totaling $280,802, which resulted from our interim reassessment of the valuation of the SGM business, coupled with a write-down of goodwill attributed to the China chocolate business in connection with the SGM acquisition, as discussed below.
In 2015, since the SGM business had been performing below expectations, with net sales and earnings levels well below pre-acquisition levels, we performed an interim impairment test of the SGM reporting unit as of July 5, 2015 using an income approach based on our estimates of future performance scenarios for the business. The results of this test indicated that the fair value of the reporting unit was less than the carrying amount as of the measurement date, suggesting that a goodwill impairment was probable, which required us to perform a second step analysis to confirm that an impairment exists and to determine the amount of the impairment based on our reassessed value of the reporting unit. Although preliminary, as a result of this reassessment, in the second quarter of 2015 we recorded an estimated $249,811 non-cash goodwill impairment charge, representing a write-down of all of the goodwill related to the SGM reporting unit as of July 5, 2015. During the third quarter of 2015, we increased the value of acquired goodwill by $16,599, with the corresponding offset principally represented by the establishment of additional opening balance sheet liabilities. We also finalized the impairment test of the goodwill relating to the SGM reporting unit, which resulted in a write-off of this additional goodwill in the third quarter, for a total impairment of $266,409. At this time, we also tested the other long-lived assets of SGM for recoverability by comparing the sum of the undiscounted cash flows to the carrying value of the asset group, and no impairment was indicated.
In connection with the 2014 SGM acquisition, we assigned approximately $15,000 of goodwill to our existing China chocolate business, as this reporting unit was expected to benefit from acquisition synergies relating to the sale of Golden Monkey-branded product through its Tier 1 and hypermarket distributor networks. As the net sales and earnings of our China business continued to be adversely impacted by macroeconomic challenges and changing consumer shopping behavior through the third quarter of 2015, we determined that an interim impairment test of the goodwill in this reporting unit was also required. We performed the first step of this test in the third quarter of 2015 using an income approach based on our estimates of future performance scenarios for the business. The results of this test suggested that a goodwill impairment was probable, and the conclusions of the second step analysis resulted in a write-down of $14,393, representing the full value of goodwill attributed to this reporting unit as of October 4, 2015.
The following table provides the gross carrying amount and accumulated amortization for each major class of intangible asset:

December 31,	2017		2016
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Intangible assets subject to amortization:
Trademarks	$277,473	$(37,510)	$317,023	$(30,458)
Customer-related	128,182	(34,659)	200,409	(36,482)
Patents	17,009	(15,975)	16,426	(13,700)
Total	422,664	(88,144)	533,858	(80,640)

Intangible assets not subject to amortization:
Trademarks	34,636		39,519
Total other intangible assets	$369,156		$492,737

As discussed in Note 7, in February 2017, we commenced the Margin for Growth Program which includes an initiative to optimize the manufacturing operations supporting our China business.  We deemed this to be a triggering event requiring us to test our China long-lived asset group for impairment by first determining whether the carrying value of the asset group was recovered by our current estimates of future cash flows associated with the asset group. Because this assessment indicated that the carrying value was not recoverable, we calculated an impairment loss as the excess of the asset group's carrying value over its fair value. The resulting impairment loss was allocated to the asset group's long-lived assets. Therefore, as a result of this testing, during the first quarter of 2017, we recorded an impairment charge totaling $105,992 representing the portion of the impairment loss that was allocated to the distributor relationship and trademark intangible assets that had been recognized in connection with the 2014 SGM acquisition.

In connection with our annual impairment testing of indefinite lived intangible assets for 2016, we recognized a trademark impairment charge of $4,204, primarily resulting from plans to discontinue a brand sold in India.
Total amortization expense for the years ended December 31, 2017, 2016 and 2015 was $23,376, $26,687 and $22,306, respectively.
Amortization expense for the next five years, based on current intangible balances, is estimated to be as follows:

Year ending December 31,	2018	2019	2020	2021	2022
Amortization expense	$20,529	$19,599	$19,360	$19,345	$19,345